EXHIBIT 21

                            TYCO INTERNATIONAL LTD.
                              LIST OF SUBSIDIARIES

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    SUBSIDIARY                                                               INCORPORATION
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ARGENTINA
GRINNELL SISTEMAS DE PROTECCION CONTRA INCENDIO S.A.DE C.V.............   Argentina
AUSTRALIA
A.C.N. 000 233 536 PTY LIMITED) (1)....................................   Australia
A.C.N. 007 664253 PTY LIMITED (2)......................................   Australia
FIRE CONTROL PTY LIMITED...............................................   Australia
FIREFAIR PTY LIMITED...................................................   Australia
FIRE GUARD A.F.S. PTY LTD..............................................   Australia
FIRMAGROUP OPERATIONS HOLDINGS PTY LTD.................................   Australia
G.F.P.S. PTY LIMITED (3)...............................................   Australia
GAAM FIRE ENGINEERING PTY LIMITED......................................   Australia
GRINNELL ASIA PACIFIC PTY LIMITED (4)..................................   Australia
GRINNELL BUILDING PRODUCTS PTY LTD (5).................................   Australia
ISIS INTERIORS PTY LIMITED.............................................   Australia
KENDALL AUSTRALASIA PTY LIMITED........................................   Australia
MATHER & PLATT PROPRIETARY LIMITED.....................................   Australia
M.B. JOHN LIMITED......................................................   Australia
NEWMAC BUILDING PRODUCTS PTY LIMITED...................................   Australia
SILAN PTY LIMITED......................................................   Australia
SUPER NOMINEES PTY LIMITED (NSW).......................................   Australia
TESP PTY LIMITED.......................................................   Australia
T.I.S.P. PTY LIMITED...................................................   Australia
TYCO AUSTRALIA PTY LIMITED (6).........................................   Australia
TYCO GRINNELL ASIA PACIFIC PTY LIMITED.................................   Australia
TYCO INTERNATIONAL PTY LIMITED.........................................   Australia
VIKING FIRE SYSTEMS PTY LIMITED (7)....................................   Australia
VOTRAINT NO. 822 PTY. LIMITED..........................................   Australia

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(1) Also doing business as GAAM Fire & Rescue.

(2) Also doing business under the following name: Firegard (Australia) Company

(3) Also doing business under the following name: Guardian Fire Protection Co.

(4) Also doing business under the following names: Fire Guard A.F.S., Grinnell
    ACT, Grinnell Controlled Atmospheres, Grinnell Flow Control, Grinnell Supply
    Sales, Jefferson Electrical Services, O'Donnell Griffin, Planned
    Communications Australia, WF Energy Controls

(5) Also doing business under the following names: Cecon Fire Doors (NSW only), Fire Systems Engineering

(6) Also doing business under the following names: ACT Plumbing & Maintenance, Advanced Systems Engineering, Building Asset Maintenance, E.P.S. Electrical
    & Plumbing Services, Fire Control Services, FHD Airconditioning, Goldfields
    Fire Services, Masterbilt Industries, Olsen Engineering Company, Quintrix
    Communications, Safeguard Fire Systems, Simplex Fire Protection Company,
    Tyco Fire Monitoring, Viking Fire Sprinklers, Williams Extinguisher Service,
    Wormald Advanced Systems Engineering, Wormald Building Products, Wormald
    Control Systems, Wormald Electronics, Wormald Fire & Safety, Wormald Fire
    Engineering, Wormald Technology

(7) Also doing business under the following name: Viking Fire Sprinklers (SA and
    NT only)
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    SUBSIDIARY                                                               INCORPORATION
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AUSTRIA
WORMALD WALTHER FEUERSCHUTZ GES. M.B.H.................................   Austria

BELGIUM
WORMALD S.A............................................................   Belgium

BERMUDA
KRAL STEEL, LTD........................................................   Bermuda

BORNEO
WORMALD BORNEO SDN. BHD................................................   Borneo

CANADA
495649 ONTARIO LIMITED                                                    Canada
KENDALL CANADA, INC....................................................   Canada
LUDLOW CANADA, INC.....................................................   Canada
TYCO INTERNATIONAL OF CANADA LTD. (1)..................................   Canada
UNISTRUT OF CANADA LIMITED.............................................   Canada

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(1) Also doing business under the following names: Canvil, Mueller Canada,
    Grinnell Fire Protection, Grinnell Supply Sales, Wormald Canada, Scotia
    Sprinklers, Wormald Fire Systems

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CHILE
UNISTRUT CHILE LTD.....................................................   Chile

CHINA
KENDALL-YANTAI MEDICAL PRODUCTS COMPANY, LTD...........................   China
OYT-GRINNELL FIRE DOOR MANUFACTURING COMPANY LIMITED...................   China

CYPRUS
GREENE INSURANCE LIMITED...............................................   Cyprus

DENMARK
WORMALD INTERNATIONAL (SCANDINAVIA) A/S................................   Denmark

FRANCE
ACHEROISE DES PARTICIPATIONS...........................................   France
ANSUL S.A..............................................................   France
BON & NAGA S.A.........................................................   France
GRINNELL DISTRIBUTION FRANCE SARL......................................   France
KENDALL S.A............................................................   France
MATHER & PLATT WORMALD S.A.............................................   France
OMNIUM DE PREVENTION ET DE PROTECTION INCENDIE S.A.....................   France
SOCIETE EUROPEENE DE PROTECTION CONTROL L'INCENDIE, S.A................   France
TYCO EUROPE SA.........................................................   France

GERMANY
CDK HOLDING DEUTSCHLAND GMBH...........................................   Germany
GH MONTAGE GMBH........................................................   Germany
GRINNELL HOFFMANN SPRINKLER GMBH.......................................   Germany
GRINNELL SALES & DISTRIBUTION (DEUTSCHLAND) HOLDING GMBH...............   Germany
HELMUT GEISSLER GLASINSTRUMENTE GMBH...................................   Germany
KENDALL MEDIZINISCHE ERZEUGNISSSE GMBH.................................   Germany
NEOTECHA GMBH..........................................................   Germany
OTTO FANKHANEL & SOHN GMBH.............................................   Germany
RATHGEBER BIOFORM GMBH.................................................   Germany
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    SUBSIDIARY                                                               INCORPORATION
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TOTAL WALTHER FEUERSCHUTZ GMBH (KOLN)..................................   Germany
TOTAL WALTHER FEUERSCHUTZ LOSCHMITTEL GMBH.............................   Germany
TYCO HOLDING GMBH......................................................   Germany
WORMALD DEUTSCHLAND GMBH...............................................   Germany

GUATEMALA
GRINNELL SISTEMAS DE PROTECCION CONTRA INCENDIO, S.A...................   Guatemala

HONG KONG
KENDALL (ASIA) MEDICAL PRODUCTS LIMITED................................   Hong Kong
O'DONNELL GRIFFIN (HONG KONG) LTD......................................   Hong Kong
WORMALD ENGINEERING SERVICES LTD.......................................   Hong Kong
CROWN NATION INTERNATIONAL LIMITED (50%)...............................   Hong Kong
PIONEER FAITH INTERNATIONAL LIMITED (50%)..............................   Hong Kong

HUNGARY
WORMALD WALTHER HUNGARY................................................   Hungary

INDONESIA
P.T. ODG WORMALD GRIFFIN INDONESIA.....................................   Indonesia

IRELAND
EXETER INSURANCE COMPANY LIMITED.......................................   Ireland
MATHER & PLATT (IRELAND) LTD...........................................   Ireland
MATHER & PLATT IRELAND (MANUFACTURING) LTD.............................   Ireland
TYCO IRELAND LIMITED...................................................   Ireland

ITALY
WORMALD ITALIANA S.P.A.................................................   Italy

JAPAN
NIHON KENDALL K.K......................................................   Japan

MALAYSIA
GRINNELL SUPPLY SALES (MALAYSIA) SDN BHD...............................   Malaysia
INNODOUBLE (M) SDN BHD.................................................   Malaysia
LOVYTEX SDN BHD........................................................   Malaysia
MEDIQUIP SDN BHD.......................................................   Malaysia
TYCO FLOW CONTROL (MALAYSIA) SDN BHD...................................   Malaysia
TYCO GRINNELL KM SDN BHD...............................................   Malaysia
TYCO ENGINEERING & CONSTRUCTION (MALAYSIA) SDN BHD.....................   Malaysia

MEXICO
ANSUL MEXICO, S.A. DE C.V..............................................   Mexico
CIMA DE ACUNA S.A. DE C.V..............................................   Mexico
ESPECIALIDADES MEDICAS KENMEX, S.A.....................................   Mexico
GRINNELL SISTEMAS DE PROTECCION CONTRA INCENDIO MEXICO S.A. DE C.V.....   Mexico
KEMEX HOLDING COMPANY, S.A. DE C.V.....................................   Mexico
KENDALL DE MEXICO S.A. DE C.V..........................................   Mexico
PRODUCTOS DE ATENCION DE SALLID DE MEXICO, S.A. DE C.V.................   Mexico

NETHERLANDS
ANSUL B.V..............................................................   Netherlands
GRINNELL SALES AND DISTRIBUTION B.V....................................   Netherlands
TOTAL WALTHER B.V......................................................   Netherlands
TYCO LABS HOLLAND I B.V................................................   Netherlands
TYCO WATERWORKS B.V....................................................   Netherlands
WALTHER BRANDBEVEILIGING B.V...........................................   Netherlands

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    SUBSIDIARY                                                               INCORPORATION
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WORMALD B.V............................................................   Netherlands

NEW ZEALAND
ASSOCIATED FIRE ALARMS LTD. (39%)......................................   New Zealand
BENEFIS SYSTEMS LIMITED................................................   New Zealand
FABRICATION & PUMP SERVICES LIMITED....................................   New Zealand
FIRE PROTECTION INSPECTION SERVICES LTD. (19%).........................   New Zealand
GRINNELL SUPPLY SALES LIMITED..........................................   New Zealand
METROPOL FIRE NEW ZEALAND LIMITED......................................   New Zealand
O'DONNELL GRIFFIN LIMITED..............................................   New Zealand
TYCO INTERNATIONAL NZ LIMITED..........................................   New Zealand
WORMALD FIRE SYSTEMS LIMITED...........................................   New Zealand
WORMALD HOLDINGS N.Z. LTD..............................................   New Zealand
WORMALD NEW ZEALAND LTD................................................   New Zealand
WORMALD SECURITY LIMITED...............................................   New Zealand
WORMALD VIGILANT LIMITED...............................................   New Zealand

NORWAY
WORMALD SIGNALCO A/S...................................................   Norway
PANAMA
ANSUL INTERNATIONAL CORP, S.A..........................................   Panama
KENDALL S.A. (PANAMA)..................................................   Panama

PORTUGAL
WORMALD SERVICOS DE PROTECCAO CONTRA INCENDIOS, LIMITADA...............   Portugal
SINGAPORE
GRINNELL SUPPLY SALES ASIA PTE. LTD....................................   Singapore
TYCO ENGINEERING AND CONSTRUCTION (SEA) PTE LTD........................   Singapore
TYCO LABORATORIES INTERNATIONAL (1993) PTE LTD.........................   Singapore

SPAIN
BELGICAST INTERNATIONAL, S.L...........................................   Spain
REVAME, S.L............................................................   Spain
TOTAL WALTHER S.A......................................................   Spain
WORMALD MATHER + PLATT ESPANA S.A. (1).................................   Spain

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(1) Also doing business under the following name: Wormald Espania

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SWEDEN
WORMALD FIRE SYSTEMS AB................................................   Sweden

SWITZERLAND
NEOTECHA AG............................................................   Switzerland
TOTAL WALTHER FEUERSCHUTZ AG...........................................   Switzerland

TAIWAN
WORMALD ENGINEERING SYSTEMS TAIWAN LTD.................................   Taiwan

THAILAND
KENDALL GAMMATRON LIMITED..............................................   Thailand
TYCO INTERNATIONAL (THAILAND) LTD......................................   Thailand

UNITED KINGDOM
ATLAS FIRE ENGINEERING LIMITED.........................................   United Kingdom
AVALON EMERGENCY SYSTEMS LIMITED.......................................   United Kingdom
CDK U.K. LIMITED.......................................................   United Kingdom
CHARLES WINN (VALVES) LIMITED..........................................   United Kingdom

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    SUBSIDIARY                                                               INCORPORATION
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FIRE DEFENDER (UK) LTD.................................................   United Kingdom
GRINNELL (UK), LTD. (1)................................................   United Kingdom
GRINNELL MANUFACTURING (U.K.) LIMITED (2)..............................   United Kingdom
GRINNELL SALES & DISTRIBUTION (UK) LTD.................................   United Kingdom
HINDLE COCKBURNS LIMITED...............................................   United Kingdom
LASTONET PRODUCTS LIMITED..............................................   United Kingdom
LEPRODUX LIMITED.......................................................   United Kingdom
LITEPEEL LIMITED.......................................................   United Kingdom
MATHER & PLATT (EXPORTS) LTD...........................................   United Kingdom
MATHER & PLATT FIRE PROTECTION LIMITED.................................   United Kingdom
SPENSALL ENGINEERING LIMITED...........................................   United Kingdom
TEN ACRE SECURITIES LTD................................................   United Kingdom
THE KENDALL COMPANY (U.K.) LIMITED.....................................   United Kingdom
TYCO HOLDINGS (UK) LTD.................................................   United Kingdom
TYCO VALVES LIMITED....................................................   United Kingdom
WORMALD ANSUL (UK) LIMITED (3).........................................   United Kingdom
WORMALD ENGINEERING LTD................................................   United Kingdom
WORMALD FIRE SYSTEMS LTD...............................................   United Kingdom
WORMALD HOLDINGS (UK) LTD..............................................   United Kingdom
WORMALD INDUSTRIAL PROPERTY LTD........................................   United Kingdom

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(1) Also doing business under the following names: Grinnell Firekil, GEM
    Consultants

(2) Also doing business under the following names: The Ansul Fabrication, Debro Engineering & Presswork

(3) Also doing business under the following names: Wormald Fire Systems, Wormald Engineering, Wormald Britannia, Wormald Lintott and Lintott Process Systems

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UNITED STATES
ALLIED HOLDING CORPORATION.............................................   Pennsylvania,U.S.
ALLIED TUBE & CONDUIT CORPORATION......................................   Delaware,U.S.
ALTERNATIVE WAYS, INC..................................................   New Jersey,U.S.
ANSUL, INCORPORATED (1)................................................   Delaware,U.S.
ATCOR, INC.............................................................   Delaware,U.S.
DEUTSCHLAND HOLDINGS, INC..............................................   Delaware,U.S.
EARTH TECH, INC........................................................   California,U.S.
GRINNELL CORPORATION (2)...............................................   Delaware,U.S.
J.B. SMITH MFG. CO.....................................................   Oklahoma,U.S.
KENDALL INTERNATIONAL, INC.............................................   Delaware,U.S.
LUDLOW CORPORATION (3).................................................   Mass,U.S.
LUDLOW JUTE CO. LTD....................................................   Mass,U.S.
MUELLER CO.............................................................   Illinois,U.S.
MUELLER CO. FOUNDATION.................................................   Illinois,U.S.
MUELLER HOLDINGS CORP..................................................   Illinois,U.S.
MUELLER SERVICE CO.....................................................   Delaware,U.S.
POLYKEN TECHNOLOGIES EUROPE, INC.......................................   Delaware,U.S.
SIMPLEX OCEAN SYSTEMS, INC.............................................   Delaware,U.S.
SIMPLEX TECHNOLOGIES, INC..............................................   Mass,U.S.
STARPLEX COMMUNICATIONS, INC...........................................   Delaware,U.S.
THE EARTH TECHNOLOGY CORPORATION (USA).................................   Delaware,U.S.
THE KENDALL COMPANY....................................................   Delaware,U.S.
TWITCHELL CORPORATION..................................................   Alabama,U.S.
TYCO INTERNATIONAL ASIA, INC...........................................   Delaware,U.S.

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    SUBSIDIARY                                                               INCORPORATION
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UNISTRUT CORPORATION...................................................   Delaware,U.S.
UNISTRUT INTERNATIONAL CORP............................................   Delaware,U.S.
UNITED STATES CONSTRUCTION CO..........................................   Delaware,U.S.
WATER HOLDINGS CORP....................................................   Delaware,U.S.
WHITE MOUNTAIN INSURANCE COMPANY.......................................   Vermont,U.S.
WORMALD AMERICAS, INC..................................................   Delaware,U.S.

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(1) Also doing business under the following name: Ansul Fire Protection.

(2) Also doing business under the following names: Anvil Products, Gem Sprinkler
    Company, Grinnell Flow Control, Grinnell Supply Sales Company, Grinnell Fire
    Protection Systems Company, Hersey Products.

(3) Also doing business under the following names: Accurate Forming, Classic
    Medical Products, Ludlow Laminating and Coating, Ludlow Technical Products,
    Twitchell, Uni-Patch.

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VENEZUELA
ANSUL DE VENEZUELA C.A.................................................   Venezuela
KENDALL DE VENEZUELA C.A...............................................   Venezuela

    The above direct and indirect subsidiaries are included in the Consolidated Financial Statements of Tyco International Ltd., which is incorporated in Massachusetts, United States.

    Tyco International Ltd. also does business under the following names through its divisions: Armin Plastics, North American Printed Circuits, Tyco Engineered Systems (TESI) and Tyco Backplanes.